                                                                    EXHIBIT 10.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of October 21, 1999, is by and between BUCA, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A., a national banking association, one of the Banks and as co-agent for the Banks (in such capacity, a "Co-Agent"), BANKBOSTON, N.A., a national banking association, as one of the Banks and as co-agent for the Banks (in such capacity, a "Co-Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                 RECITALS
                                 --------

          1. U.S. Bank National Association, as Agent and as a Bank, and Bank of America, N.A., as Co-Agent and as a Bank (the "Existing Banks"), and the Borrower entered into a Credit Agreement dated as of September 27, 1999 (the "Credit Agreement"); and

          2. The Borrower has requested that the Existing Banks, together with the BankBoston, N.A., increase the credit facility and amend the Credit Agreement in certain respects.

          3. The parties desire to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

                                 AGREEMENT
                                 ---------

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

          Section 1.  Capitalized Terms.  Capitalized terms used herein and not
                      -----------------
otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

          Section 2.  Amendment.  The Credit Agreement is hereby amended as
                      ---------
follows:

          2.1  Parties.  BankBoston, N.A. is hereby added as a party and
               -------
     signatory to the Credit Agreement, in the capacity as a Bank and Co-Agent thereunder.

          2.2  Definitions.  The following definitions are added in alphabetical
               -----------
     order to Section 1.1 of the Credit Agreement.

          "BofA"  Bank of America, N.A., a national banking association.
           ----

          "BankBoston"  BankBoston, N.A., a national banking association.
           ----------

          The definition of "Co-Agent" in Section 1.1 of the Credit Agreement is
                             --------
          amended in its entirety to read as follows:

               "Co-Agent": Each of BofA and BankBoston.
                --------

          2.3  Modifications.  Section 9.1(d) of the Credit Agreement is amended
               -------------
     in its entirety to read as follows:

               9.1(d) Except as may otherwise be expressly provided in any of the other Loan Documents as such documents are amended as of October 21, 1999, release any material portion of collateral securing, or any guaranties for, all or any part of the Obligations without the consent of all the Banks; or

          2.4  Modifications.  Section 9.1(g) of the Credit Agreement is amended
               ------------
     in its entirety to read as follows:

               9.1(g) Amend Section 9.1(f) or this Section 9.1(g) without the consent of the Agent, USBNA (so long as it is a Bank), BofA (so long as it is a Bank), BankBoston (so long as it is a Bank) and each Co-Agent; or

          2.5  New Restaurants.  Section 5.19 is amended by deleting the word
               ---------------
     "Bank" in the fourth line thereof and substituting the word "Agent" therefor.

          2.6  Signature pages.  The signature pages to the Credit Agreement are
               ---------------
     hereby deleted and inserted in lieu thereof are the signature pages as set forth on Exhibit A attached to this Amendment.

          Section 3.  Effectiveness of Amendments.  The amendments contained in
                      ---------------------------
this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

          3.1 This Amendment and the Notes in favor of BankBoston (the "BankBoston Notes"), each duly executed by the Borrower.

          3.2 A Consent and Reaffirmation in the form of Exhibit B-1 and B-2 attached to this Amendment, duly executed by each of the Guarantors shown as a signatory thereto.

         3.3 A copy of the resolutions of the Board of Directors of (a) the Borrower authorizing the execution, delivery and performance of this Amendment and the BankBoston Notes and (b) each Guarantor authorizing the execution delivery and performance of its respective consent and reaffirmation, and in each case, certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower or the respective Guarantor since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower and each of the Guarantors dated September 27, 1999, and (ii) (A) in the case of the Borrower, identifying the officer of the Borrower authorized to execute this Amendment, the BankBoston Notes and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and (B) in the case of each Guarantor, identifying the officer authorized to execute its respective Consent and Reaffirmation and any other instrument or agreement executed by the such Guarantor in connection with this Amendment, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          3.4 A First Amendment to Pledge Agreement, duly executed by the Borrower, together with the delivery of the certificate representing all of the Borrower's shares of stock in BUCA (DT Minneapolis), Inc. and accompanied by a duly executed instrument of transfer or assignment in blank of said certificate, all in form and substance satisfactory to the Agent.

          3.5 An opinion of counsel to the Borrower and the Guarantors in form and substance satisfactory to the Agent.

          3.6 Payment by the Borrower of a facility fee of $25,000 to the Agent for the account of BankBoston, N.A.

          3.7 Payment of all reasonable unpaid legal fees and other out-of-pocket expenses incurred by the Agent through the date of this Amendment in connection with the Amendment Documents of which the Borrower has been notified as of the date of this Amendment.

          Section 4.  Representations, Warranties, Authority, No Adverse Claim.
                      --------------------------------------------------------

          4.1  Reassertion of Representations and Warranties, No Default.  The
               ---------------------------------------------------------
Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no

Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent.

          4.2  Authority, No Conflict, No Consent Required. The Borrower
               -------------------------------------------
represents and warrants that the Borrower has the corporate power and authority to enter into the Amendment Documents and has duly authorized the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and, except as set forth in Schedule 4.3 to the Credit Agreement, none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any requirement of law presently in effect or that is applicable to the Borrower, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and except where the contravention or default or the imposition of such Lien could not adversely effect the validity or enforceability of the Amendment Documents or constitute a Material Adverse Occurrence. The Borrower represents and warrants that, except as set forth in Schedule 4.3 to the Credit Agreement, no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required on the part of the Borrower in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and except where the failure to obtain such consent, approval or authorization or to make such registration or declaration could not adversely effect the validity or enforceability of the Amendment Documents or constitute a Material Adverse Occurrence.

          4.3  No Adverse Claim. The Borrower warrants, acknowledges and agrees
               ----------------
that to the Borrower's knowledge no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

          Section 5.  Affirmation of Credit Agreement, Further References,
                      ----------------------------------------------------
Affirmation of Security Interest.  The Banks and the Borrower each acknowledge
--------------------------------
and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as
amended by this Amendment.   The Borrower confirms to the Banks that the
Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under the Security Agreement, that certain Pledge Agreement, and that certain Collateral Assignment of Trademarks, all dated as of September 27, 1999, and made by the Borrower in favor of the Banks, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 6. Successors.  The Amendment Documents shall be binding upon
                     ----------
the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the successors and assigns of the Banks.

          Section 7. Legal Expenses.  As provided in Section 9.2 of the Credit
                     --------------
Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including reasonable attorney's fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 8. Counterparts.  The Amendment Documents may be executed in
                     ------------
several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

          Section 9. Governing Law.  THE AMENDMENT DOCUMENTS SHALL BE GOVERNED
                     -------------
BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:                               BUCA, INC.


                                        By: /s/ Greg A. Gadel
                                           -------------------------------

                                        Title: Chief Financial Officer
                                              ----------------------------

                                        Address:
                                        Attention:  Greg A. Gadel
                                        1300 Nicollet Avenue
                                        Suite 3043
                                        Minneapolis, MN 55403
                                        Telephone No.: (612) 288-2382
                                        Telecopier No.: 612) 827-6446

AGENT:                                  U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ Joshua R. Pirozzolo
                                           ------------------------------
                                        Title: Commercial Banking Officer
                                              ---------------------------
                                        Address: Attention: Joshua R. Pirozzolo
                                        601 Second Avenue South
                                        Minneapolis, MN 55402-4302
                                        Telephone No.: (612) 973-0520
                                        Telecopier No.: (612) 973-0823

                                      S-1
                       Signature Page to First Amendment

CO-AGENT:                     BANK OF AMERICA, N.A.

                              By: /s/ William S. Richards, Jr.
                                 --------------------------------------------

                              Title: Vice President
                                    -----------------------------------------
                              Address: Attention: William S. Richards, Jr. IL1-231-06-13
                              231 South LaSalle Street
                              Chicago, IL 60697

                              Telephone No.:  (312) 828-2731
                              Telecopier No.:  (312) 828-1974


CO-AGENT:                     BANKBOSTON, N.A.

                              By: /s/ Rod Quinn
                                 --------------------------------------------
                              Title: Division Executive
                                    -----------------------------------------
                              Address:
                              Attention: Christopher M. Holtz
                              MS 01-09-05
                              100 Federal Street
                              Boston, MA 02110
                              Telephone No.:  (617) 434-7690
                              Telecopier No.:  (617) 434-0630



                                      S-2
                       Signature Page to First Amendment

                                                                       EXHIBIT A
                                                              TO FIRST AMENDMENT
                                                             TO CREDIT AGREEMENT



                          See attached Signature Pages

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              BUCA, INC.


                              By      /s/  Greg A. Gadel
                                ---------------------------------------
                              Title   Chief Financial Officer
                                   ------------------------------------

                              Address:
                              Attention: Greg A. Gadel
                              1300 Nicollet Avenue
                              Suite 3043
                              Minneapolis, MN 55403

                             Telephone No.: (612) 288-2382
                             Telecopier No.: (612)  827-6446




Revolving (A) Commitment
 Amount:                     U.S. BANK NATIONAL ASSOCIATION,
$3,333,333.34                in its individual corporate capacity and as Agent

Revolving (B) Commitment
 Amount:
$1,666,666.67                By      /s/  Joshua R. Pirozzolo
                                ----------------------------------------
                             Title    Commercial Banking Officer
                                   -------------------------------------

                             Address:
                             Attention: Joshua R. Pirozzolo  MPFP0602
                             601 Second Avenue South
                             Minneapolis, MN 55402-4302

                             Telephone No.: (612) 973-0520
                             Telecopier No.: (612) 973-0823

Revolving (A) Commitment
 Amount:                    BANK OF AMERICA, N.A.
$3,333,333.33               in its individual corporate
                            capacity and as Co-Agent
Revolving (B) Commitment
 Amount:
$1,666,666.67
                            By  /s/  William S. Richards, Jr.
                               -----------------------------------------
                            Its          Vice President
                                ----------------------------------------

                            Address:
                            Attention: William S. Richards, Jr.
                            IL1-231-06-13
                            231 South LaSalle Street
                            Chicago, IL 60697
                            Telephone No.: (312) 828-2731
                            Telecopier No.: (312) 828-1974


Revolving (A) Commitment
 Amount:                    BANKBOSTON, N.A.
$3,333,333.33               in its individual corporate
                            capacity and as Co-Agent
Revolving (B) Commitment
 Amount:
$1,666,666.66
                            By      /s/   Rod Quinn
                              ---------------------------------------
                            Its       Division Executive
                                -------------------------------------

                            Address:
                            Attention: Christopher M. Holtz
                            MS 01-09-05
                            100 Federal Street
                            Boston, MA 02110
                            Telephone No.: (617) 434-7690
                            Telecopier No.: (617) 434-0630

                                      S-2